                                                                   Exhibit 10.04
                                                                  Conformed Copy
                                                                 January 1, 1999

                                  ACE LIMITED

                           EMPLOYEE RETIREMENT PLAN
                           ------------------------

                           (As Amended and Restated
                       Effective as of October 1, 1989,
                and as further amended through January 1, 1999)

                                   PREAMBLE
                                   --------

WHEREAS, effective October 1, 1987, ACE Limited, a corporation organized and existing under the laws of the Cayman Islands, having its principal place of business at 8, Wesley Street, Hamilton, Bermuda HM 11, established ACE Limited Employee Retirement Plan (the "Plan") for the exclusive benefit of its employees and their beneficiaries and now desires to amend, restate and continue the Plan as in effect immediately prior to October 1, 1989, the "Effective Date" of the Plan as set forth herein. The Plan is intended to qualify as a profit-sharing plan under section 401(a) of the Internal Revenue Code of 1986 of the United States of America, as amended. The provisions of this Plan shall be as follows:

                               Table of Contents
                               -----------------


     Pages
     -----


Article I     Definitions                                      1-6


Article II    Contributions                                    6-8


Article III   Participation in the Plan                       8-10


Article IV    Maintenance of Accounts; Allocation of
              Contributions; Vesting of Interests of
              Participants Therein                           10-11

Article V     Evaluation of the Trust Fund and the
              Interest of the Participants and
              Beneficiaries Therein                          11-13

Article VI    Distribution of Benefits                       13-22

Article VII   Committee                                      23-28


Article VIII  Continuance and Amendment of the Plan          28-31


Article IX    The Trust Fund                                 32-33


Article X     Loans                                          33-36


Article XI    Miscellaneous                                  36-39

                                  ACE LIMITED
                           EMPLOYEE RETIREMENT PLAN

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

Section 1.1.  Definitions.
------------  -----------

The following words and phrases when used herein shall have the following meanings, unless a different meaning is plainly required by the context:

1. "Account" means the account established on behalf of a Participant to receive Company Contributions and any income or earnings thereon.

2. "Beneficiary" means such person as will be entitled to receive benefits after the death of the Participant, in accordance with the provisions of
     Section 6.4.

3. "Benefit Commencement Date" means, in the case of a Participant who terminates employment for a reason other than death or total disability prior to attainment of age 55, the first day of the month coinciding with or next following his 55th birthday; and in the case of a

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     Participant who terminates employment on or after his 55th birthday, or because of death or total disability, the first day of the month coinciding with or next following his termination of employment. Early retirement under the Plan shall include any Benefit Commencement Date occurring after the Participant's attainment of age 55 and prior to age 65.

4. "Code" means the Internal Revenue Code of 1986 of the United States of America, as amended from time to time.

5.   "Committee" means the committee provided for in Article VII.

6. "Company" means ACE Limited or any company into which said Company may be merged or consolidated, or to whom the assets of the Company may be transferred or sold, and which shall agree to continue this plan as hereinafter provided. The term "Related Company" shall mean any and all other corporations, trades and/or businesses, the employees of which together with employees of the Company are required, by subsections (b),
     (c), (m) or (n) of section 414 of the Code, to be treated as if they were employed by a single employer.

7. "Company Contribution" means an amount paid into the Trust Fund by the Company in accordance with Article II.

8. "Compensation", for all purposes of the Plan, means the Employee's wages, salary, commissions, bonuses and other amounts received (in cash or kind) during the Plan Year from the Company for services actually rendered in the course of employment and includible in gross income, including taxable fringe benefits, nonqualified stock options taxable in the year of grant, amounts taxable under a section 83(b) election and nondeductible moving expenses; provided, however, that the Compensation of any Participant taken into account under the Plan for any Plan Year shall not exceed the maximum amount permitted to be taken into account for such Plan Year under Section 401(a)(17) of the Code and applicable United States Treasury regulations thereunder, taking into account any proration of such amount required on account of family member aggregation. The term Compensation shall not include distributions from any deferred compensation plan (qualified or nonqualified), amounts realized from the exercise of (or disposition of stock acquired under) any nonqualified stock option, insurance premiums, or other benefits given special tax treatment, payments made out of the Trust Fund, or any contributions or payments made by the Company to the Trust Fund.

9.   "Effective Date" of this Plan as restated herein means October 1, 1989.

10.  "Employee" means any person employed by the Company.

11. "Participant" means an Employee who qualifies for participation in this Plan in accordance with the provisions of Article III.

12. "Plan" means the ACE Limited Employee Retirement Plan as described herein, or as the same may be amended from time to time.

13. "Plan Year" means the 12-consecutive month period from October 1 to the succeeding September 30. Effective October 1, 1998, the period beginning October 1, 1998 and ending December 31, 1998 shall be one short Plan Year; and thereafter the Plan Year shall be the 12-consecutive month period from January 1 to the succeeding December 31.

14. "Trust Agreement" means the agreement between the Company and the Trustee, or any successor thereof, a copy of which is annexed hereto and made a part hereof.

15. "Trust Fund" means the trust established pursuant to this Plan out of which the benefits payable under this Plan shall be made.

16. "Trustee" means Bermuda Trust Company Ltd. (or such other trustee as the Company may later appoint).

17. "Valuation Date" means the last day of each Plan Year, and such intermediate dates as the Committee shall establish in its sole discretion in accordance with Section 5.3.

18. "Year of Service" means twelve months of employment with the Company or a Related Company, whether or not consecutive, commencing on the date the employee is first employed by the Company or a Related Company, with fractional weeks and days being credited as an additional month. For the purpose of determining whether he has a Year of Service, an employee shall be considered to be employed by the Company or a Related Company during any absence from service (other than by reasons of quit, retirement, discharge or death), but only for up to 12 months for each such absence. In addition, an employee whose employment with the Company and all Related Companies terminates as a result of quit, discharge or retirement and who returns to employment with the Company or a Related Company within 12 months thereafter shall be considered to have been employed by the Company or a Related Company during the period between his termination of employment and rehire.

Section 1.2.
------------

Unless the context otherwise requires, words in the masculine or feminine gender shall be construed so as to include the other, the singular shall include the plural, and the plural shall include the singular.

                                  ARTICLE II

                                 CONTRIBUTIONS
                                 -------------

Section 2.1.  Company Contributions.
------------  ---------------------

Subject to Section 4.2, the Company shall make a contribution for each Plan Year in an amount equal to fifteen percent (15%) of the Compensation of each Participant who is actively employed by the Company anytime during such Plan Year. In accordance with uniform procedures, such contribution shall be allocated to Participants' Accounts in accordance with Section 4.1 no later than as of the last day of the Plan Year. Such Company Contribution shall not be contingent upon the existence of the Company's current or accumulated profits. The Company shall pay to the Trustee its Company Contribution for each Plan Year no later than 30 days after the end of the Plan Year.

Nothing contained herein shall prevent the Company from amending the above formula for Company Contributions or terminating the

Plan or discontinuing the making of all further Company Contri butions; provided, however, that any such amendment, termination or discontinuance shall apply only to Plan Years ending on or after the date on which the Company takes such action.

It shall not be the duty of the Trustee or Committee to make any investigation to determine whether the Contributions made by the Company conform to the provisions of this Section 2.1.

Section 2.2.   Limitations on Company Contributions.
------------   ------------------------------------

Notwithstanding any other provisions of the Plan, in no event shall the contributions credited to a Participant's Account exceed the limitations specified in Section 415 of the Code. If as a result of a reasonable error in estimating a Participant's Compensation or such other mitigating circumstances as the Commissioner of Internal Revenue shall prescribe, the contributions credited to a Participant's Account for a Plan Year exceed the aforementioned limitation, the excess amounts shall be treated, as necessary, in accordance with Treas. Reg. (S) 1.415-6(b)(6)(ii).

Section 2.3.  Employee Contributions Not Permitted.
------------  ------------------------------------

Employee contributions to the Plan are neither required nor permitted.

                                  ARTICLE III

                           PARTICIPATION IN THE PLAN
                           -------------------------

Section 3.1.  Eligibility.
------------  -----------

Each individual who was a Participant in the Plan immediately prior to the Effective Date will continue as such on and after that date. On and after the Effective Date, an individual shall become a Participant immediately upon his employment by the Company. An Employee or former Employee shall remain a Participant in the Plan as long as an Account continues to be maintained for him under the Plan.

Section 3.2.  Determination of Committee.
------------  --------------------------

The eligibility of an Employee to participate in the Plan shall be determined by the Committee. Any such determination shall be binding upon the Company, the Trustee, the Employees, the Participants, and all Beneficiaries.

Section 3.3.  Leased Employees.
------------  ----------------

If a person satisfies the requirements of section 414(n) of the Code and applicable Treasury regulations for treatment as a "Leased Employee", such Leased Employee shall not be eligible to participate in this Plan or in any other plan maintained by the

Company or a Related Company which is qualified under section 401(a) of the Code, but, to the extent required by section 414(n) of the Code and applicable Treasury regulations, such person shall be treated as if the services performed by him in such capacity were performed by him as an employee of a Related Company which has not adopted the Plan; provided, however, that no such service shall be credited:

(a) for any period during which not more than 20% of the non-Highly Compensated workforce of the Company and the Related Companies consists of Leased Employees and the Leased Employee is a participant in a money purchase pension plan maintained by the leasing organization which (i) provides for a nonintegrated employer contribution of at least 10 percent of compensation, (ii) provides for full and immediate vesting, and (iii) covers all employees of the leasing organization (beginning with the date they become employees), other than those employees excluded under section 414(n)(5) of the Code; or

(b) for any other period unless the Leased Employee provides satisfactory evidence to the Company or Related Company that he meets all of the conditions of this subsection 3.3 and applicable law required for treatment as a Leased Employee.

For purposes of paragraph (a) above, "Highly Compensated" shall have the meaning set forth in section 414(p) of the Code.

                                  ARTICLE IV

             MAINTENANCE OF ACCOUNTS; ALLOCATION OF CONTRIBUTIONS;
                 VESTING OF INTERESTS OF PARTICIPANTS THEREIN
             ----------------------------------------------------

Section 4.1.  Maintenance of Accounts.
------------  -----------------------

An Account will be maintained for each Participant, showing the amount of Company Contributions, any adjustments thereto resulting from revaluation of the Trust assets, and the amount of distributions, if any.

Section 4.2.   Investment Funds.
------------   ----------------

The Committee may establish one or more investment funds within the Trust Fund (an "Investment Fund") for the purpose of allowing Participants to choose among different investment options. The Committee may add additional Investment Funds, or delete any existing Investment Fund, at any time in its sole discretion. In the event of the establishment of any such Investment Funds, the Committee shall set forth uniform rules governing the timing and form of investment elections and transfers from one Investment Fund to another, including but not limited to setting minimum amounts or percentages for investment. The Trustee shall maintain adequate records to reflect each Participant's investment in the Investment Funds, and the valuation provisions of Article V shall be appropriately modified, so that the total net value of the Trust Fund equals the combined values of the Investment Funds as of the Valuation Date.

                                   ARTICLE V

                 EVALUATION OF THE TRUST FUND AND THE INTEREST
                 OF THE PARTICIPANTS AND BENEFICIARIES THEREIN
                 ---------------------------------------------


Section 5.1.  Valuation.
------------  ---------

The amount of the respective interests of the Participants or their Beneficiaries in the Trust Fund shall be ascertained and determined as of the "Valuation Date" in the following manner:

1. The total net value of the assets of the Trust Fund, but prior to the addition of the Company Contributions with regard to the current Plan Year, shall be determined as provided in Section 5.4 hereof. The Accounts of Participants shall then be adjusted to reflect an allocation of the increase or decrease, if applicable, in the total net value in Plan assets since the prior Valuation Date to all such Accounts proportionately in accordance with a ratio which the value of each such Account prior to the Valuation Date bears to the value of all such Accounts prior to the Valuation Date.

2. There shall then be added or credited to each Participant's Account his respective share in each Company Contribution to the Trust Fund with regard to the current Plan Year.

Section 5.2.  Notice to Participants.
------------  ----------------------

Within a reasonable time after each Plan Year, the Committee shall notify each Participant of the value of his Account as of the end of the Plan Year.

Section 5.3.  Valuation At Other Times.
------------  ------------------------

Whenever it shall be necessary, for any reason, to value the interest of any Participant or Beneficiary, other than upon a Valuation Date as hereinabove provided, the interest of such Participant as of the end of the month in which it becomes necessary to value such interest shall be deemed to be the amount of such interest in the Trust Fund, and the amount so ascertained and determined shall be the amount held for the benefit of said Participant or his Beneficiary for payment as hereinafter provided.

Section 5.4.  Trust Fund Valuation.
------------  --------------------

The Trustee shall cause to be determined the value of the Trust Fund, and shall notify the Committee of such value as of the

Valuation Date, and as of the end of any other month as the Committee may request. Such value shall be the market value of the Trust Fund, insofar as the market value can be determined, on the Valuation Date or end of the month, as the case may be, and shall be determined in accordance with the provisions of the Trust Agreement, on an accrual basis, in conformity with generally accepted accounting principles, and shall be binding and conclusive for all purposes.

                                  ARTICLE VI

                           DISTRIBUTION OF BENEFITS
                           ------------------------

Section 6.1.  Distribution of Vested Interest.
------------  -------------------------------

(a) A Participant who (i) is credited with at least one Year of Service, (ii) attains age 65 or (iii) dies while employed by the Company shall have a fully vested, nonforfeitable interest in his entire Account balance under the Plan.

(b) If a Participant's employment with the Company and Related Companies is terminated before he becomes vested under the Plan, his entire Account balance shall be forfeited at the end of the 60th month following his termination of employment (provided he has not been credited with any portion of a Year of Service during such 60-month period).

(c) If a Participant forfeits his Account balance pursuant to subsection (b) above and he is later rehired by the Company or a Related Company after the end of the 60-month period following his termination of employment (provided that no portion of a Year of Service has been credited to him during such 60-month period), his employment with the Company or Related Companies or participation in the Plan after such rehire shall have no effect on the amount of the forfeiture.

(d) Amounts which have been forfeited in accordance with subsection (b) above shall be used to reduce Company Contributions for the Plan Year in which any such forfeiture occurs.

Section 6.2.  Form of Distribution.
------------  --------------------

If a Participant's employment with the Company and Related Companies is terminated (for any reason except death), the vested portion of his Account shall be distributed in accordance with the following provisions of this section 6.2, subject to the provisions of sections 6.3 and 6.5:

(a) Pursuant to the election of the Participant, distribution shall be made in accordance with either clause (i) or clause (ii) as follows:

      (i) One lump sum distribution in cash; or

     (ii) Distribution in annual installments over a period of years not extending beyond the life of the Participant, or beyond the lives of the Participant and a designated Beneficiary with the amount of each installment being equal to the quotient obtained by dividing the Participant's Account balance as of the last day of the preceding Plan Year by the number of remaining installments to be paid to the Participant. Any installment distribution selected pursuant to this clause (ii) shall comply with the minimum distribution incidental benefit requirements set forth in Treasury Regulation (S)1.401(a)(9)-
          2. Life expectancies under this clause (ii) shall not be recalculated.

(b) In the discretion of the Committee and subject to applicable currency exchange laws, any payment under the Plan may be made in U.S. dollars or any foreign currency in an amount determined under the currency exchange rate of the Trustee as of the date of the payment.

Section 6.3.  Time of Distribution.
------------  --------------------

(a) Subject to the provisions of Section 6.2, distribution of a Participant's Account shall begin on the Participant's Benefit Commencement Date, subject to the following:

     (i) In the case of a Participant whose vested interest in the Plan is greater than $5,000 but less than $60,000, distribution shall take place on such earlier date (after his termination of employment) in such form as the Participant may elect, in writing and in accordance with such uniform procedures established by the Committee pursuant to the provisions of clause (i) of subsection 6.2(a).

     (ii) Distribution shall begin on such later date as the Participant may elect, provided that such later date be on or before the Participant's "Required Beginning Date".

    (iii) Except as provided in clause (iv) below, in no event shall a Participant be paid (or commence to be paid) his vested Account balance before he attains age 65 without his written consent.

     (iv) Anything herein to the contrary notwithstanding, in the case of any Participant who terminates employment with the Company and Related Companies and whose vested interest in the Plan (including any loans outstanding on the date of his termination of employment) is equal to $5,000 or less, the Committee shall direct that the balance of such Participant's Account be immediately distributed to him in a lump sum.

     Notwithstanding the foregoing provisions of this subsection 6.3(a), to the extent the Participant's vested interest in the Plan was not distributed prior to January 1, 1999 because the value was greater than $15,000 (or because the value was greater than $3,500 but less than $5,000), the value of such vested interest shall be distributed as soon as practicable after January 1, 1999, to the extent that such value does not then exceed $60,000, subject to the Participant's written consent if required under clause (iii) above.

(b) For purposes of this Section 6.3, a Participant's "Required Beginning Date" shall mean April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.

Section 6.4.  Distribution at Death.
------------  ---------------------

(a) Distribution shall be made to the Participant if living. In the event that a Participant dies prior to receiving any benefit from the Plan, distribution of his benefit shall be made to the Participant's designated Beneficiary as described in subsection (b) below. Payment shall be made in either of the alternative modes of distribution, as described in Section 6.2, as elected by the Beneficiary. Such payment shall be made (or shall commence) as soon as administratively feasible after the Participant's death, unless the Beneficiary directs otherwise in accordance with the provisions of subsection (d) below.

(b) A Participant may designate his Beneficiary upon becoming a Participant, and may change such designation at any time, by filing a written designation with the Committee; provided, however, that a married Participant may designate a Beneficiary other than his spouse only by submitting a written designation which must be signed by the Participant's spouse acknowledging the spouse's consent to the designation of a person other than the spouse as Beneficiary and the effect of such designation. The written consent of the spouse must be witnessed by a notary public. If the Participant establishes to the satisfaction of the Company that such written consent cannot be obtained because there is no spouse or the spouse cannot be located, the Beneficiary designation will be deemed effective without the spouse's signature. A Participant may revoke or change his Beneficiary designation at any time (and any number of times) without the consent of the Beneficiary, subject to the spousal consent requirements of this subsection (b).

     Upon the death of a Participant, if there is no designated Beneficiary then living, or if the designation is not effective for any reason as determined by the Committee, the Participant's Beneficiary shall be his surviving spouse or if he has none, his surviving children. If he has none of the above, then his Beneficiary shall be his estate.

(c) If distribution of a Participant's benefits has commenced prior to a Participant's death and such Participant dies before his entire benefit is distributed to him, distribution of the remaining portion of the benefit to the Beneficiary shall be made at least as rapidly as under the method of distribution in effect as of the date of the Participant's death.

(d) If a Participant dies before distribution of his benefit has commenced, distribution to any Beneficiary shall be made within five years after such Participant's death, provided, however, that any distribution to a designated Beneficiary (other than a Beneficiary selected by the Committee in accordance with subsection (b) above) may be made over the life of the Beneficiary or any period not extending beyond the life expectancy of the Beneficiary. Such distribution shall commence not later than one year after such Participant's death or, in the event the Beneficiary is the Participant's surviving spouse, not later than the date on which such Participant would have attained age 70-1/2. If such Participant's surviving spouse dies after such Participant's death, but before distributions to such spouse commence or are completed, the rules of this subsection (d) shall be applied as if such surviving spouse were the Participant.

Section 6.5.  Compliance with Section 401(a)(9).
------------  ---------------------------------

Notwithstanding any other provision of the Plan to the contrary, distributions hereunder shall be made in accordance with section 401(a)(9) of the Code and applicable regulations thereunder.

Section 6.6.   Direct Rollover Option.
------------   ----------------------

To the extent required under Section 401(a)(31) of the Code and regulations issued thereunder, any person receiving an "eligible rollover distribution" (as defined therein) on or after January 1, 1993 may direct the Committee to transfer such distributable amount, or a portion thereof, to an "eligible retirement plan"

(as defined therein), in accordance with uniform rules established by the Committee.

Section 6.7.  Appeal Procedure for Denial of Benefits.
------------  ---------------------------------------

(a) The Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied. This notice shall include specific references to pertinent plan provisions, a description of any additional material and information needed to perfect the claim, and shall advise such Participant or Beneficiary that any appeal of such adverse determination must be in writing to the Committee within a reasonable period of time as established by the Committee, which shall not be less than 60 days after receipt of such notification.

(b) If the Participant or Beneficiary fails to appeal such action to the Committee in writing, within the prescribed period of time, the Committee's determination shall be final.

(c) If an appeal is filed with the Committee, the Participant or Beneficiary shall submit such issues as he feels are pertinent to the Committee. The Committee shall re-examine all facts, make a final determination as to whether the denial of benefits is justified under the circumstances, and advise the Participant or Beneficiary in writing of its decision and the specific reasons for its decision within 60 days of receipt of such written request, unless special circumstances require a reasonable extension of such 60-day period.

Section 6.8.  Spendthrift Trust Provision.
------------  ---------------------------

The assets of the Trust Fund are intended for the purpose of providing for the support of the Participants upon their retirement, and for the support of their families, as herein provided. Except as provided under a qualified domestic relations order as defined in Section 414(p) of the Code, no right or interest of any kind of any Participant in the Trust or in any part of the Trust Fund shall be transferable or assignable by the Participant or subject to alienation, anticipation or encumbrance by the Participant, and no rights or interest of any kind of any Participant in the Trust or in any part of the Trust Fund shall be subject to garnishment, attachment, execution or levy of any kind, except with respect to the debts of Participants to the Trustee. Notwithstanding any other provision of the Plan to the contrary, a domestic relations order may permit distribution of the entire vested Account balance of a Participant awarded to his alternate payee, in a lump sum payment, as soon as practicable after the Committee determines that such order is qualified, without regard to whether the Participant would himself be entitled under the terms of the Plan to withdraw or receive a distribution of such vested amount at that time.

                                  ARTICLE VII

                                   COMMITTEE
                                  -----------

Section 7.1.  Appointment of Committee.
------------  ------------------------

The Committee shall consist of three (3) members appointed by the Board of Directors of the Company. The Board of Directors shall by resolution appoint all the original members of such Committee at a time proximate to the execution of the Trust Agreement, and such members shall hold office until the membership is changed at a meeting of the Board of Directors. The Board of Directors may change the membership at any time as set forth in Section 7.3.

Section 7.2.  Resignation of Members.
------------  ----------------------

Any member of the Committee may resign at any time by giving written notice to the other members and the Board of Directors of the Company.

Section 7.3.  Appointment of Successors, Term of Office. etc.
------------  ----------------------------------------------

The Board of Directors may change the membership of the Committee at any time by notice given with or without cause, as upon death, resignation or expiration of the term. Upon the death, resignation or expiration of the term of any member, the Board of Directors shall, within a reasonable time, appoint by resolution a successor. Notice of termination of the membership and notice of appointment of a successor shall be made by the Board of Directors in writing to the Trustee and to the Committee. Until receipt by the Trustee of such written notice of any change in membership of the Committee the Trustee shall not be charged with knowledge or notice of any such change.

Section 7.4.  Powers of Committee.
------------  -------------------

The Committee shall be charged with the administration of this Plan, and shall have all such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the power to conclusively interpret or construe this Plan, to conclusively determine all questions of eligibility and the status and rights of Participants, Beneficiaries and any other persons hereunder, and to conclusively decide any dispute arising hereunder. Provided, however, that no members of the Committee shall participate in any action of the Committee on a matter involving solely any funds hereunder in his name or for his account, but such matters shall be determined by the other members of the Committee. The Committee shall direct the Trustee concerning all payments which are made out of the Trust Fund pursuant to the provisions of this Plan and shall have such other powers with respect to the administration of the Trust Fund as may be conferred upon it by the Trust Agreement under which the Trust Fund shall be paid; provided, however, that payment of any benefits to, or on behalf of, Participants pursuant to Article VI may be made at the direction of any two of the following officers of the Company: (a) Chief Executive Officer, (b) Executive Vice President, Underwriting, (c) Senior Vice President, Finance, or
(d) Senior Vice President, Administration.

Section 7.5.  Organization of Committee; Appointment of Agent, etc.
------------  -----------------------------------------------------

The Committee may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs, and appoint one of its own members Chairman, and appoint a Secretary and one or more assistant Secretaries and one or more other agents none of whom need be a member of the Committee, but any of whom may, but need not be an officer or employee of a Company or may be the Trustee. It may delegate to any agent such duties and powers both ministerial and discretionary, as it deems appropriate, excepting only that any dispute shall be determined by the Committee. Any determination of the Committee may be made by a majority of the

Committee at a meeting thereof or without a meeting by a resolution or memorandum signed by all its members. The determination of the Committee on any matter pertaining to the Plan within the powers and discretions granted to it hereunder shall be final and conclusive on the Company, the Trustee, Participants and Beneficiaries claiming any rights hereunder and as to all third parties dealing with the Committee or with the Trustee.

Section 7.6.  Notices.
------------  -------

All notices, directions, information and other communications between the Committee and the Trustee, and between the Board of Directors and/or Company and the Committee and/or Trustee shall be in writing.

Section 7.7.  Compensation and Expenses of Committee.
------------  --------------------------------------

The members of the Committee shall serve without compensation but the reasonable and necessary expenses of such Committee or the members thereof and the compensation of all offices, agents, attorneys, accountants, or other persons retained or employed by the Committee, shall be fixed and approved by the Committee and paid by the Company.

Section 7.8.  Records.
------------  -------

The Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all such books of account, records and other data as may be necessary or advisable in its judgment for the administration of this Plan and to properly reflect the affairs thereof, and to determine the amount of the vested and/or contingent interests of the respective Participants in the Trust Fund, and the amount of all retirement benefits or other benefits hereunder. As a part thereof, it shall maintain or cause to be maintained a separate account for each Participant, but the maintenance of such separate accounts shall in no way restrict the Trustee in the investing of the Trust Funds, which, for investment purposes, may be operated as if it were a single fund, and except for purposes of making debits and credits to the individual account of the Participants, there shall be no segregation or separate treatment of assets or credits. To the extent required by law, the records of the Committee shall be audited annually by the certified public accountants appointed by the Company to audit its records for such year who shall, upon completion of the audit, submit a certified report of such audit to the Committee. Any person dealing with the Committee may rely on and shall be fully protected in relying on a certificate or memorandum in writing signed by the Secretary of the Committee or by a majority of the members of the Committee as evidence of any action taken, or resolution adopted by the Committee.

Section 7.9.  Reports of Trust Fund Opened to Participants.
------------  --------------------------------------------

The Committee shall keep on file, in such form as it shall deem convenient and proper, all annual reports of the Trust Fund received by it from the Trustee and a statement of each Participant's proportionate interest in the Trust Fund as from time to time determined by the Committee. The annual report of the Trust Fund may be made available by the Committee to examination by each Participant during reasonable business hours.

Section 7.10.  Immunity from Liability.
-------------  -----------------------

No member of the Committee shall incur any liability for anything done or omitted by him.

                                 ARTICLE VIII

                     CONTINUANCE AND AMENDMENT OF THE PLAN
                     -------------------------------------

Section 8.1.  Continuance of the Plan not a Contractual Obligation of Company.
------------  ----------------------------------------------------------------

It is the expectation of the Company that it will continue this Plan indefinitely, but the continuance of this Plan is not assumed as a contractual obligation by the Company, and the right is reserved to the Company by action of its Board of Directors at any time to discontinue the Plan. The discontinuance of this

Plan by the Company shall not have the effect of revesting in the Company any part of the Trust Fund except as provided in Section 11.4.

Section 8.2.  Continuance of the Plan by Successor Corporation.
------------  ------------------------------------------------

In the event of the consolidation or merger of the Company with or into any corporation or the sale or transfer by the Company of its assets to any partnership or corporation, which succeeds to the business of the Company, the successor partnership or corporation may continue this Plan by adopting the same by action of its partners or by resolution of its Board of Directors and appointing a new Committee as though all members thereof had resigned and by executing a proper supplemental agreement to the Trust Agreement with the Trustee. In the event of such adoption by a successor partnership or corporation, this Plan and Trust fund shall not be deemed to have terminated, and the termination of service of any Participant shall not be deemed to be a termination hereunder, provided such Participant is re-employed by the successor partnership or corporation within thirty (30) days after such termination. If, within ninety (90) days from the effective date of the consolidation, merger or sale or transfer of assets, such new partnership or corporation does not adopt this Plan as herein provided, this Plan shall automatically be terminated and the Trust Fund disposed of as hereinafter provided in Section 8.4 hereof. The merger or consolidation with, or transfer of assets and liabilities to, any other qualified retirement plan shall be permitted only if the benefit each Participant would receive if the Plan were terminated immediately after such merger or consolidation, or transfer of assets and liabilities, would be at least as great as the benefit he would have received had the Plan been terminated immediately before any such transaction.

Section 8.3.  Discontinuance of the Plan on Dissolution of Company.
-------------------------------------------------------------------

In the event that the Company is legally dissolved or liquidated by any procedure other than by a consolidation or merger or sale or transfer of its assets, this plan shall automatically be terminated and the Trust Fund disposed of as hereinafter provided in Section 8.4 hereof.

Section 8.4.  Distribution of Trust Fund on Discontinuance of the Plan.
-----------------------------------------------------------------------

If this Plan should at any time be terminated, whether by the terms of Section 8.1, Section 8.2, or Section 8.3 hereof, the Committee shall determine or cause to be determined the value of the Trust Fund and shall ascertain and determine the amount of the respective interests of the Participants having an interest therein, in the manner and according to the formula contained in

Article V hereof. The Committee shall then distribute the net balance thereof remaining in its hands to the Participants entitled thereto in proportion to the value of their respective interests and shall direct the Trustee to hold and/or dispose of the same as to each such Participant in accordance with the terms, conditions and provisions of Section 6.2 of this Plan. Upon termination of the Plan or complete discontinuance of contributions thereunder, the Accounts of all Participants shall be fully vested.

Section 8.5.  Amendments.
------------  ----------

The Company by action of its Board of Directors may at any time and from time to time amend this Plan; provided, however, that no amendment shall be made at any time pursuant to which the Trust Fund may be diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries, and no amendment shall be made at any time prejudicial to any interest of any Participant or his Beneficiaries. Notwithstanding anything therein to the contrary, however, the Plan may be amended at any time if found necessary in order to conform to the provisions and requirements of the Code or regulations issued pursuant thereto, or any similar act or any amendments thereto, and no such amendments shall be considered prejudicial to any interest of any Participant hereunder, or of his Beneficiaries.

                                  ARTICLE IX

                                THE TRUST FUND
                                --------------

Section 9.1.  Establishment of Trust.
------------  ----------------------

The Company shall designate the Trustee and execute a Trust Agreement. The Trust Agreement shall provide for the administration of the Trust by the Trustee thereof, and shall be in such form and contain such provisions as the Company deems appropriate, including, but not by way of limitation, provisions with respect to the powers and authority of the Trustee, the limitation on the liability of the Trustee, authority of the Company and of the Committee to settle the accounts of the Trustee on behalf of all persons having any interest in the Trust and from time to time to appoint a new Trustee in the place of any then acting Trustee, and that with respect to any payments to or for the benefit of any Participant or Beneficiary under this Plan the Trustee shall follow the directions of the Committee.

Section 9.2.  Trust Part of Plan.
------------  ------------------

The Trust Agreement shall be deemed to form a part of this Plan, and any and all rights or benefits which may accrue to any person under this Plan shall be subject to all the terms and provisions of the said Trust Agreement.

Section 9.3.  Composition of the Trust Fund.
------------  -----------------------------

The Trust Fund to be administered under the Trust Agreement shall consist of the contributions of the Company to the Trust as the same may be invested from time to time, and the earnings and profits thereon, less the distributions and charges which at the time of reference shall have been made as herein provided.

Section 9.4.  Co-Trustees.
------------  -----------

If there is more than one Trustee serving at any time, specific responsibilities, obligations or duties may be allocated among the Trustees as they may agree, and no Trustee shall be liable for any act or omission on the part of another Trustee to whom the responsibility with respect to such act or omission has been allocated.

                                   ARTICLE X
                                     LOANS
                                     -----

Section 10.1.  Loans to Participant.
-------------  --------------------

(a) Upon application by a Participant who is an Employee, but subject to such uniform and non-discriminatory rules as the Committee may establish and to the provisions of this Section 10.1, the Committee may in its discretion direct the

     Trustee to make a loan or loans to such Participant, but only for the purpose of either paying educational expenses for himself or one or more of his dependents or acquiring a home, in an amount which, when aggregated with all other outstanding loan balances, does not exceed the lesser of

          (A) $50,000, reduced by the excess (if any) of the highest outstanding balance of loans from the Plan during the one-year period ending on the date preceding the date of such loan, over the outstanding balances of loans on the date of the loan, or

          (B)  50% of the Participant's vested Account balance.

     For the purpose of the above limitation, all loans from all plans of the Company and the Related Companies are aggregated. The minimum loan that may be made from the Plan is $1,000.

(b) Loans made pursuant to subsection (a) above (i) shall constitute an individual directed investment of the borrowing Participant (with respect to which only his account bears any risk of loss), (ii) shall be secured by the Participant's vested interest in the Plan and such other collateral as the Committee may require, (iii) shall be available to all Participants on a reasonably equivalent basis that shall not result in discrimination in favor of employees of the Company who are officers, shareholders or highly compensated and (iv) shall be evidenced by a promissory note executed by the Participant which provides for a reasonable rate of interest determined by the Committee and for repayment (A) within a specified period of time, which shall not extend beyond 5 years from the time the loan is made unless the loan proceeds are used to acquire a dwelling which within a reasonable time (determined at the time the loan is made) is to be used as the principal residence of the Participant, (B) upon a fixed repayment schedule (including payroll deductions) with substantially level amortization over the term of the loan and in payments no less frequently than quarterly, and (C) upon such other terms and conditions as the Committee shall determine. Notwithstanding any other provision of the Plan, such loan shall be a first lien against the Participant's interest in the Trust Fund and any amount of principal or interest due and unpaid thereon shall be deducted from such interest before the payment of any portion thereof to the Participant or his Beneficiary.

(c) Notwithstanding the foregoing provisions of this Section 10.1, loans made to Participants under the Plan shall be immediately due and payable upon the Participant's termination of employment with the Company, whether by death, retirement or otherwise.

                                  ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

Section 11.1.  Right of Company to Dismiss Employees.
-------------  -------------------------------------

Neither the action of the Company in establishing this Plan, nor any action taken by it or by the Committee under the provisions hereof, nor any provision of this Plan shall be construed as giving to any Employee the right to be retained in its employ or any right to any payment whatsoever, except to the extent of the benefits provided by this Plan to be paid from the Trust Fund. The Company expressly reserves its right at any time to dismiss any Employee without any liability for any claim against the Trust Fund for any payment whatsoever except to the extent of the benefits provided by this Plan to be paid from the Trust Fund.

Section 11.2.  Benefits to be Provided Solely from the Trust Fund; Company Not
-------------  ---------------------------------------------------------------
Liable Therefor.
----------------

All benefits under the Plan shall be made or provided for solely from the Trust Fund and the Company assumes no liability or responsibility therefor.

Section 11.3.  Notices of Participants to be Filed with Committee.
-------------  ---------------------------------------------------

Wherever provision is made that a Participant may exercise any option or designate any Beneficiary the action of such Participant shall be evidenced by written notice thereof, signed by the Participant on a blank, if any, furnished by the Committee for such purpose and filed with such Committee.

Section 11.4.  Plan Intended to Conform to Applicable Law.
-------------  ------------------------------------------

It is the intention of the Company that it shall be impossible for any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Employees of the Company and their Beneficiaries. The Plan is intended to comply by its terms with applicable provisions of the Code, including but not limited to the top heavy rules of Section 416 thereof. In the event that upon initial submission of the Plan to the Internal Revenue Service, the Service holds that the Plan does not meet the requirements of Section 401(a) of the Code, and the Company concludes that it is not practicable to amend the Plan in such a manner as to obtain the approval of the Service, the Plan shall be deemed to have never taken effect and the Committee will direct the Trustee promptly to transfer the assets held in the Trust Fund and any income earned thereon to the Company and the Trust will thereupon terminate.

Section 11.5.  Infants and Incompetents.
-------------  ------------------------

If any person to whom a benefit is payable hereunder is an infant, or if the Committee determines that any person to whom such benefit is payable is mentally incompetent by reason of physical or mental disability, the Committee shall have the power to cause the payments becoming due to such person to be made to another for his benefit without responsibility of the Committee or the Trustees to see the application of such payments. Any payment made pursuant to such power shall, as to such payment, operate as a complete discharge of the Trust Fund, the Trustee and the Committee.

Section 11.6.  Fiduciaries.
-------------  -----------

The fiduciaries:

(a) The Committee shall be the Plan Administrator and the named fiduciary with respect to all responsibilities delegated to them under Article VII.

(b) The Board of Directors of the Company shall be the named fiduciary with respect to the appointment of the Committee and Trustee of the Plan, the amendment of the Trust, the amendment or termination of the Plan and the determination of contributions to the Plan under Article II.

(c) The Trustee shall be the named fiduciary with respect to the responsibilities delegated to him under Article IX.

(d) The Comptroller of the Company shall be the named fiduciary responsible for the calculation of and remittance of contributions to the Plan.

Section 11.7.  Context to Control.
-------------  ------------------

The headings of articles and sections are included solely for convenience of reference and if there by any conflict between such headings and the text of this Plan, the text shall control.

Section 11.8.  Communication of Plan.
-------------  ---------------------

The substance of this Plan and the amendments made thereto from time to time shall be communicated to all Employees of the Company.

IN WITNESS WHEREOF, ACE Limited has caused this Plan to be executed by its duly authorized officer this _________ day of ________________, 19___.

                                    ACE LIMITED

                                    By:___________________________